McMoRan Exploration Co.

nyse:MMR



3rd Quarter 2004 Conference Call

James R. Moffett
Richard C. Adkerson
Co-Chairmen of the Board

October 21, 2004

Cautionary Statement

This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings.

This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; potential reversionary interests and the potential payout of those reversionary interests; the economic potential of properties; estimated exploration costs; the potential Main Pass Energy Hub™ Project; the expected near-term funding of the related permitting process and the estimated capital costs for developing the project. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. McMoRan cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this press release and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections more frequently than quarterly. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; general exploration and development risks and hazards; the feasibility of the potential Main Pass Energy Hub™ and the ability to secure commercial contracts and obtain significant project financing and regulatory approvals for such project. Such factors and others are more fully described in more detail in McMoRan's 2003 Annual Report on Form 10-K on file with the Securities and Exchange Commission.

The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "in-house estimates of proved, probable and possible reserves" and "gross unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. Estimates of proved reserves meeting the SEC's requirements are included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2003.

3rd Quarter 2004 Highlights

- **McMoRan Expands JV to Create $500MM Exploration Program with Private Partner**
- **Active Exploration Program Underway**
- **Advancing Main Pass Energy Hub™**
- **Raised $231MM in Gross Proceeds ($198MM Net of Interest Escrow and Fees) From Financings in October 2004**
  - **Unrestricted Cash of $256MM as of October 20, 2004**

Expanded Joint Venture

- Expanded Joint Venture with Private Partner – $500 Million Exploration Budget for Future Spending
  - Aggressively Exploit/Acquire High Potential Prospects
- To Date, Participation in 7 Wells
  - 3 Discoveries, 3 in Progress, 1 Non-commercial
- Focus on "Deep Shelf" Prospects
- Expect to Drill 10 – 12 Wells in Next Six Months
- Parties Share Revenues and Costs Equally
- Considering Opportunities in the Caribbean Basin

Deeper Pool Concept



B
JB MTN.
Discovery
B'
STRAT-A
STRAT-B
STRAT-C
NW
SE

Three Discoveries

- **Deep Tern – Eugene Island Block 193**
  - Wireline Logs Confirmed
    - 86 Feet of Hydrocarbon Bearing Sands in Basal Pliocene
    - Additional 85 Feet in Deeper Zones in Basal Pliocene and Miocene Zones
  - Drilling Below 19,165 Feet
  - Expect Production by Year-end 2004

- **Dawson Deep Take Point – Garden Banks Block 625**
  - Well Encountered Pay in Two Zones as Indicated by LWD Logs
    - Interval of 100 Feet in Shallow Objective Zones
    - Additional Gross Interval of 100 Feet in Deeper Objective (Original Objective)
  - Development Options Being Considered
  - Located Adjacent to Gunnison Spar Facility

- **Minuteman Sidetrack – Eugene Island Blocks 212/213**
  - Wireline Logs Indicate Gross Interval of 60 Feet in Upper Portion of Laminated Sand Section Seen in By-pass Well
  - Located 7 Miles From McMoRan's Facilities at Eugene Island Block 215
  - Expect Production by Year-end 2004

Three Wells in Progress

- **King of the Hill – High Island Block 131**
  - **Spud August 9, 2004**
  - **Currently Drilling Below 15,800', Proposed TD is 17,300'**
- **Poblano – East Cameron Block 137**
  - **Spud September 1, 2004**
  - **Currently Drilling Below 14,200', Proposed TD is 17,800'**
- **Hurricane Upthrown – South Marsh Island Block 217**
  - **Spud September 7, 2004**
  - **Currently Drilling Below 9,600', Proposed TD is 19,500'**

Near-term Drilling Status

- **West Cameron 43**
  - Proposed TD is 17,500'
  - To Target Lower Miocene Sands
- **Blueberry Hill – Louisiana State Lease 340**
  - Proposed TD is 22,000'
  - To Target Operc Sands
- **Caracara – Vermilion Blocks 227/228**
  - Proposed TD is 18,000'
  - To Target Pliocene/Miocene Sands
- **Delmonico – State Waters Offshore Louisiana**
  - Proposed TD is 19,000'
  - To Target Lower Miocene Sands
- **JB Mountain Deep – South Marsh Island Block 224**
  - Proposed TD is 23,000'
  - Block 224 East and Adjacent to Original JB Mountain Discovery

Possibilities to Spud Additional Prospects in 4Q04

Near-Term Drilling Prospects

★ **6 Wells Currently in Progress**



McMoRan
SOUTH MARSH ISLAND 223
JB Mountain
SOUTH MARSH ISLAND 217
Hurricane Upthrown ★
LA STATE LEASE 340
Mound Point Offset
Mound Point Horst
WEST CAMERON 43
HIGH ISLAND 131
King of the Hill ★
Delmonico
EAST CAMERON 137
Poblano ★
LA STATE LEASE 340
Blueberry Hill
Mound Point West Fault Block
VERMILION 227/228
Caracara
SOUTH MARSH ISLAND 224
JB Mountain Deep
EAST CAMERON 342
Falcon
EUGENE ISLAND 193
Deep Tern Pliocene ★
Deep Tern Miocene
GARDEN BANKS 625 ★
Dawson Deep Take Point
EUGENE ISLAND 212/213
Minuteman (Phoenix) ★
PENSACOLA
CHANDELEUR
DESTIN DOME
PASS
EAST CAMERON
WEST CAMERON
SOUTH MARSH ISLAND
SOUTH PELTO
VERMILION
SHIP SHOAL
MISSISSIPPI CANYON
DE SOTO CANYON
MATAGORDA ISLAND
MUSTANG ISLAND
CORPUS CHRISTI
NORTH PADRE ISLAND
PORT ISABEL
SOUTH PADRE ISLAND
GARDEN BANKS
ATWATER VALLEY
LLOYD
HENDERSON

McMoRan has rights to approximately 231,000 gross acres.

□ McMoRan/El Paso Program Prospects □ McMoRan Prospects

JB Mountain/Mound Point Activities

- **3 Wells Currently Producing**
  - JB Mountain #1, #2, and Mound Point #1
  - 3Q04 Aggregate Average Production ~69 Mmcfe/d

- **JB Mountain/Mound Point Part of El Paso Joint Venture**
  - In 2002, El Paso Committed to Fund Drilling of 4 Exploration Prospects
  - JB Mountain and Mound Point Were Successful

- **Once 100 Bcfe are Produced to the Program's Interest, McMoRan Will Participate for 50% of Revenues and Costs**
  - Timing of Reversion Dependent on Well Performance and Future Drilling

- **Further Exploration and Development Opportunities Exist**
  - 13,000 Acres Remain Under Reversionary Agreement

Tiger Shoal Amine Unit Installation



Decks 2W, 2E & 3E on Barge



Tiger Shoal

All 5 Decks Set



Re-acquired Acreage in Mound Point Area

- 29,000 Acres Re-acquired in La. State Lease 340, Including Blueberry Hill Prospect
- Acreage Previously Subject to Reversionary Terms
- MMR's Mound Point #2 and Mound Point Offset #2 Wells Included
  - Considering Opportunities to Sidetrack, Deepen, or Redrill These Wells Which Were T/A'd
- Also Includes Mound Point West Fault Block Prospect

Blueberry Hill Prospect Map


216
215
214
SOUTH MARSH ISLAND N. ADDN
EUGENE ISLAND
8
El Paso #218 JB Mtn. #1 Discovery Producing
McMoRan #4 Blueberry Hill Prop. Loc.
TEXACO
223
224
225
El Paso #219 JB Mtn. #2 Producing
9
COCKRELL
UNOCAL
Proposed Location
El Paso #221 JB Mtn. #3 Drilling
229
228
227
226
25
EL PASO

Located 7 Miles East of the JB Mountain Discovery and 7 Miles South-Southeast of Mound Point Offset Discovery

Exploration Prospects

Prospect	Water Depth	WI*	NRI*	Proposed Total Depth	Pre-drill Gross Unrisked Potential	Net Unrisked Potential
Eugene Island 193						
Deep Tern Pliocene	90'	26.7%	20.6%	17,320'	0.06 Tcfe	0.01 Tcfe
Deep Tern Miocene	90'	48.6%	37.2%	20,350'	0.15 Tcfe	0.06 Tcfe
Garden Banks 625						
Dawson Deep Take Point Well	2,900'	30.0%	24.0%	~22,850'	0.2 Tcfe	0.05 Tcfe
Eugene Island 212/213						
Minuteman Sidetrack	100'	33.3%	24.3%	20,432'	0.3 Tcfe	0.07 Tcfe
High Island Block 131						
King of the Hill	40'	25.0%	19.6%	17,300'	0.3 Tcfe	0.06 Tcfe
East Cameron Block 137						
Poblano	81'	18.8%	15.4%	17,800'	0.3 Tcfe	0.05 Tcfe
South Marsh Island 217						
Hurricane Upthrown	10'	27.5%	19.4%	19,500'	0.9 Tcfe	0.18 Tcfe
Gross Unrisked Potential - Subtotal					*2.2 Tcfe*	
Net Unrisked Potential - Subtotal						*0.48 Tcfe*

(Continued on next page)

** Interests currently held may change as a result of partner elections or future drilling arrangements.*

Exploration Prospects *(continued)*

Prospect	Water Depth	WI*	NRI*	Proposed Total Depth	Pre-drill Gross Unrisked Potential	Net Unrisked Potential
		Gross Unrisked Potential - Subtotal			*2.2 Tcfe*	
		Net Unrisked Potential - Subtotal				*0.48 Tcfe*
West Cameron 43	30'	23.4%	18.0%	17,500'	0.1 Tcfe	0.02 Tcfe
Blueberry Hill	10'	35.3%	24.2%	22,000'	0.23 Tcfe	0.06 Tcfe
Vermilion Blocks 227/228						
Caracara	115'	33.3%	27.8%	18,000'	0.2 Tcfe	0.06 Tcfe
Delmonico	10'	25.0%	18.8%	19,000'	0.4 Tcfe	0.08 Tcfe
South Marsh Island 224						
JB Mountain Deep	10'	27.5%	19.4%	23,000'	0.9 Tcfe	0.17 Tcfe
East Cameron Block 342						
Falcon	260'	25.0%	18.8%	19,000'	0.1 Tcfe	0.02 Tcfe
La. State Lease 340						
Mound Point West Fault Block	10'	15.2%	10.8%	18,700'	1.1 Tcfe	0.12 Tcfe
			McMoRan Share			*0.53 Tcfe*
South Marsh Island 223						
JB Mountain	10'	55.0%	38.8%	22,000'	1.9 Tcfe	0.7 Tcfe
La. State Lease 340						
Mound Point - #2 Offset	6'	30.4%	21.6%	18,700'	0.4 Tcfe	0.1 Tcfe
Mound Point - Horst Block	10'	30.4%	22.0%	20,000'	1.3 Tcfe	0.3 Tcfe
			EP/McMoRan Share			*1.1 Tcfe*
			McMoRan Share			*0.5 Tcfe*
		Gross Unrisked Potential			*8.8 Tcfe*	
		Net Unrisked Potential				*1.5 Tcfe*

** Interests currently held may change as a result of partner elections or future drilling arrangements.*

Deep Gas Royalty Relief

- **MMS Created Incentives for Deep Gas Drilling**

- **Wells 15,000 - 18,000 Feet Qualify for up to 15 Bcf; Wells Deeper Than 18,000 Feet Qualify for up to 25 Bcf**
  - EXAMPLE:
    25 Bcf x 16.67% MMS Royalty Rate = 4.2 Bcf Gross Savings
    x $5 Assumed Gas Price Savings
    $20MM in Gross Savings to WI Owners

- **Enhances MMR's Economics:**
  - MMS Approved Eligibility for Minuteman, Deep Tern, King of the Hill and Poblano Prospects
  - Hurricane and JB Mountain Deep Prospects Also Eligible

Reversionary Interest

Interests in 3 Properties Sold for $60 Million in 2002

- Represented 2.5 Bcfe of MMR's Proved Reserves at 12/31/03
- Retained Reversionary Interest Equal to 75% of Transferred Interest After Payout in the Following Prospects:
  - Vermilion Block 196 (Lombardi)
  - Main Pass Blocks 86/97 (Shiner)
  - 80% of Ship Shoal Block 296 (Raptor)
- 3 Wells Currently Producing 9Mmcfe
- Prior to Hurricane Ivan, 4 Wells Were Producing at an Average Rate of 18 Mmcfe/d Net to 3rd Party's Interest
  - Workover Being Performed at Lombardi
  - 2nd Shiner Well Expected to Commence Production by Year-end 2004
- Payout Balance as of September 2004 Approximately $17 MM; Payout Could Occur by First Half 2005

West Cameron 616

- Converted 5% ORRI to 25% WI on 3 Wells
- Current Production 6Mmcfe/d Net to McMoRan

Main Pass Energy Hub™


LNG Offloading, Vaporization, Gas Conditioning and Power Generation
LNG Surface Storage
Accommodations, Shop & Warehouse
Compression and Gas Storage Systems
Planned Gas Storage Caverns
Main Pass Energy Hub™
Design Concept

Completed Conceptual Design and Preliminary Engineering

MPEH™ Advantages

- **Permitting Process Under Way Under Deepwater Port Act of 2002**
  - Could be One of the First Offshore Facilities
- **Location**
  - 17 Miles Offshore in 200 Feet of Water Near Existing Shipping Lanes
  - Alleviates Safety and Security Issues of Onshore Terminals
  - 5.5 Day Trip Time From Trinidad/Caribbean Basin
  - Access to Broad and Liquid U.S. Gas Markets
- **Utilization of Existing Platforms**
  - Retrofitting Provides Significant Cost and Time Benefits
- **Significant Storage Capacity**
  - On-site Salt Dome Access
  - Provides Marketing Opportunities

MPEH™ LNG Terminal

- Standard Regas and Gas Processing Facilities Would be Placed on Existing Platforms
- Capacity for 1 Bcf of Regasified LNG Per Day
- Soft Berth Design and Water Depth Allow for Offloading All Types of LNG Vessels
  - Standard 125,000M^3 Could be Offloaded in 12 Hours
- Capital Cost Estimated at $440 Million*
- Throughput Charges Would Support Financing for Project and Equity Returns
  - Cost Structure Competitive with Other Similar Facilities

** Excludes cavern storage and pipelines; permit case of 1.6 Bcf/d regasification capacity would increase terminal capital by approximately $100 million.*

MPEH^{TM} Additional Opportunities

Opportunities to be More Than Just LNG Terminal

- **2-Mile Diameter Salt Dome Provides Significant Storage Capacity for Regased LNG**
  - Storage Caverns with 28 Bcf Initial Design with Expansion Opportunities
  - Provides Peak Deliverability of 2.5 Bcf/d
  - Creates Operating Flexibility; Enhances Reliability During Tropical Conditions

- **Location Would Allow Pipeline Connections to Broad U.S. Gas Markets**

- **Additional Investments in Storage and Pipeline Connections Provide Opportunities to Create Additional Values**
  - Potential Pipeline and Storage Investments Approximate $450 Million*
    - Economics of Potential Additional Investments are Attractive

** Permit case; pipelines could be owned/financed by a third party*

MPEH™ Distribution


Mississippi
Alabama
Louisiana
3.0 Bcfd Takeaway Capacity to 8 Pipeline Connections with Broad & Liquid Market Access
Transco
Florida Gas
Gulf South
Gulfstream
Texas Eastern
2.0 Bcfd
Southern Natural
0.5 Bcfd
Main Pass Energy Hub™
Tennessee
Columbia Gulf
0.5 Bcfd

MPEH™ Project Status Report

- **Permit**
  - **Deemed Complete in June 2004**
  - **Responding to Additional Information Request Regarding Impact on Marine Life**
  - **Expect Decision From Coast Guard in Second Half 2005**

- **Long-term Supply Contracts**
  - **Active Discussions With LNG Producers in Atlantic Basin**
  - **Discussions Have Created Potential Opportunities for Participation in Upstream Activities**

- **Offtake Agreements**
  - **Positive Feedback From U.S. Consumers**
    - Reliable Supply
    - Location

Summary of Offerings

- **In October 2004, Raised $231 Million in Gross Proceeds in Concurrent Equity/Convertible Notes Offering**

7.1 Million Shares @ $12.75:	$ 91 Million Proceeds
5¼% Convertible Notes Due 2011[1]:	$140 Million
	$231 Million

- **Net of Fees and $21 Million Escrow for First Three Years of Interest Payments, Net Proceeds Approximated $198 Million**

- **Allows us to Accelerate Opportunities**

(1) Conversion price of $16.57, representing a 30% premium to pricing of common stock

Summary

- **Significant Potential for Value Creation**
  - **Deep Shelf E&P**
  - **Main Pass Energy Hub™ Deepwater LNG Port**

- **Well Capitalized to Pursue Business Strategy Aggressively**
  - **~$250 Million Unrestricted Cash – October 2004**
  - **~$250 Million in Partner Commitments**

- **Attractive Risk/Reward Profile**

Reference Slides with Prospect Maps

Dawson Deep Discovery




579
580
581
582
A
DEVON
KERR-MCGEE
623
624
625
626
GB 625 #2ST-2 (TA) Appraisal Well
GB 625 #2ST4 "Take Point"
GB 625 #2ST3 "Discovery"
GB 625 #2ST Sidetracked
Dawson Deep
KERR-MCGEE
KERR-MCGEE
KERR-MCGEE
667
668
669
670
Darango
Gunnison
A'
KERR-MCGEE
KERR-MCGEE
KERR-MCGEE

Garden Banks 625

MMR Working Interest: 30%

MMR Net Revenue Interest: 24%

Water Depth: 2,900 Feet

Gross Acreage: 5,760

Gross Unrisked Potential: 0.2 Tcfe

Net Unrisked Potential: 0.05 Tcfe

Proposed Total Depth: ~22,850'

Dawson Deep Cross Section



A
A'
Kerr McGee
GB 625 #2ST-1, #2ST-2
& #2ST3
GB-625
GB-669
5000
10000
15000
20000
25000
Gunnison
Pay Section
Dawson Area
Objectives
Dawson Deep
Objectives
Ultra Deep
Objectives
Salt
Dawson Deep
Schematic
Cross Section
NW - SE

Deep Tern Discovery


185
186
MURPHY
WESTPORT
194
193
Drilling
Prop Loc.
MOXY
207
208
PIONEER

Eugene Island 193

Water Depth: 90 Feet

Gross Acreage: 17,500

Pliocene – Development Objective

MMR Working Interest: 26.7%
MMR Net Revenue Interest: 20.6%
Gross Unrisked Potential: 0.06 Tcfe
Net Unrisked Potential: 0.01 Tcfe
Total Depth: 17,320' TVD

Miocene – Exploration Objective

MMR Working Interest: 48.6%
MMR Net Revenue Interest: 37.2%
Gross Unrisked Potential: 0.15 Tcfe
Net Unrisked Potential: 0.06 Tcfe
Proposed Total Depth: 20,350' TVD

Minuteman Discovery


209
210
211
182
EL PASO
175
CONTANGO
POGO
UNOCAL
CHEVRON
ANADARKO
214
SPINNAKER
213
UNOCAL
212
MULTIPLE LEVELS
UNOCAL
176
231
232
233
199
CHEVRON
STONE

MMR Working Interest: 33.3%

MMR Net Revenue Interest: 24.3%

Water Depth: 100 Feet

Gross Acreage: 9,600

Gross Unrisked Potential: 0.3 Tcfe

Net Unrisked Potential: 0.07 Tcfe

Total Depth: 20,432' TVD

Eugene Island 212/213

(previously Phoenix prospect)

King of the Hill Exploration Prospect





116
117
118
FOREST
132
131
130
McMoRan/GRYPHON
WM G HELIS
164
165
166
HOU EXPL
SPINNAKER
EOG RES

High Island 131

MMR Working Interest: 25.0%

MMR Net Revenue Interest: 19.6%

Water Depth: 40 Feet

Gross Acreage: 5,760

Gross Unrisked Potential: 0.3 Tcfe

Net Unrisked Potential: 0.06 Tcfe

Proposed Total Depth: 17,300’ TVD

Poblano Exploration Prospect



249
250
HOU EXPL
136
135
252
251
EAST CAMERON
WEST CAMERON
SPINNAKER
137
138
261
262
CHEVRON
Drilling
154
153
CHEVRON
264
263
WALTER

East Cameron 137

MMR Working Interest: 18.8%

MMR Net Revenue Interest: 15.4%

Water Depth: 81 Feet

Gross Unrisked Potential: 0.3 Tcfe

Net Unrisked Potential: 0.05 Tcfe

Proposed Total Depth: 17,800'

Hurricane Upthrown Exploration Prospect

South Marsh Island 217



Hurricane
SMI Block 217
JB Mountain
SMI Block 223
B
NW
B'
SE
Upthrown
Prospect
Loc B
#220
JBM #1
#218
JBM #2
#219
JBM #3
#221
Drilling
0
5000
10000
15000
20000
ROB-L
OPERC
GYRO



211
212
213
B
TEXACO
218
217
216
215
Loc "C"
Loc "B"
Hurricane
Upthrown
El Paso #218
JB Mtn. #1
Discovery
Producing
221
222
223
224
El Paso #220
Hurricane
Non commercial
El Paso #219
JB Mtn. #2
Producing
El Paso #221
JB Mtn. #3
231
230
B'

MMR Working Interest: 27.5%

MMR Net Revenue Interest: 19.4%

Water Depth: 10 Feet

Gross Unrisked Potential: 0.9 Tcfe

Net Unrisked Potential: 0.18 Tcfe

Proposed Total Depth: 19,500' TVD

West Cameron 43 Exploration Prospect




21
22
23
DUKE ENERGY
UNOCAL
NEWFIELD
44
43
42
McMoRan/GRYPHON
UNOCAL
GRYPHON
CHEVRON
57
58
59
UNOCAL
DOMINION
EL PASO

West Cameron 43

MMR Working Interest: 23.4%

MMR Net Revenue Interest: 18%

Water Depth: 30 Feet

Gross Unrisked Potential: 0.1 Tcfe

Net Unrisked Potential: 0.02 Tcfe

Proposed Total Depth: 17,500'

Caracara Exploration Prospect


216
215
227
228
NEWFIELD
McMoRan/NOBLE
McMoRan/NOBLE
236
235
REMINGTON
NOBLE

MMR Working Interest: 33.3%

MMR Net Revenue Interest: 27.8%

Water Depth: 115 Feet

Gross Acreage: 10,000

Gross Unrisked Potential: 0.2 Tcfe

Net Unrisked Potential: 0.06 Tcfe

Proposed Total Depth: 18,000' TVD

Vermilion Blocks 227/228

JB Mountain Deep Exploration Prospect


216
215
214
El Paso #218
JB Mtn. #1
Discovery
Producing
TEXACO
223
224
225
El Paso #219
JB Mtn. #2
Producing
Proposed
Location
229
228
227
El Paso #221
JB Mtn. #3

South Marsh Island 224

MMR Working Interest: 27.5%

MMR Net Revenue Interest: 19.4%

Water Depth: 10 Feet

Gross Unrisked Potential: 0.9 Tcfe

Net Unrisked Potential: 0.17 Tcfe

Proposed Total Depth: 23,000' TVD

Falcon Exploration Prospect





328
327
326
MARITECH
W&T OFFSH
341
342
McMoRan/NOBLE
343
346
345
344
W&T OFFSH
REMINGTON

East Cameron Block 342

MMR Working Interest: 25.0%

MMR Net Revenue Interest: 18.8%

Water Depth: 260 Feet

Gross Acreage: 2,500

Gross Unrisked Potential: 0.1 Tcfe

Net Unrisked Potential: 0.02 Tcfe

Proposed Total Depth: 19,000' TVD